UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
June 23, 2011

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 23, 2011, Campbell Soup Company (the “Company”) announced that the Board of Directors has elected Denise M. Morrison, 57, as President and Chief Executive Officer, effective August 1, 2011, the first day of the Company’s next fiscal year. Ms. Morrison has served as Executive Vice President and Chief Operating Officer since October 2010.
Ms. Morrison will succeed Douglas R. Conant, 60, who will step down as President and CEO, on July 31, 2011, the end of the Company’s current fiscal year. Mr. Conant has tendered his resignation from the Board of Directors of the Company, effective as of that date.
Prior to her election as Executive Vice President and Chief Operating Officer, Ms. Morrison served as the President of North America Soup, Sauces and Beverages from 2007-2010. She joined the Company in April 2003 as Chief Customer Officer and was appointed President-Campbell USA in 2005. From 1995 to 2003 she was employed by Kraft Foods, Inc. and Nabisco, Inc., serving most recently as Executive Vice President and General Manager of Kraft Foods’ Snacks and Confections divisions. Prior to that, she was employed by Nestle USA, where she held senior marketing and sales positions. Ms. Morrison began her career at Procter & Gamble in 1975 and later joined PepsiCo.
In connection with her election as President and Chief Executive Officer, the Compensation and Organization Committee of the Board of Directors determined that Ms. Morrison will continue to participate in the Company’s standard executive compensation programs. For the fiscal year commencing on August 1, 2011, her annual base salary will be $950,000. Her target annual incentive compensation for fiscal 2012 under the Company’s Annual Incentive Plan will be 140% of base salary. Her long-term incentive target under the Long-term Incentive Program for the grant to be made on October 1, 2012 will be 510% of base salary for median performance.
A copy of the Company’s press release is being filed as Exhibit 99.1 to this Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 23, 2011, the Board of Directors of Campbell Soup Company approved an amendment to Article II, Section 1 of the company’s By-Laws, effective August 1, 2011, to reduce the size of the Board from 17 to 16 directors.
A copy of the By-Laws, as amended, is filed as Exhibit 3 to this Current Report on Form 8-K and is incorporated herein by reference

Item 9.01 — Financial Statements and Exhibits
(d)	Exhibits
3	By-Laws of the Registrant, effective August 1, 2011.

99.1	Press release dated June 23, 2011 announcing that Denise M. Morrison has been elected President and Chief Executive Officer effective August 1, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY (Registrant)
Date: June 24, 2011	By:	/s/ Kathleen M. Gibson
Kathleen M. Gibson
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3	By-Laws of the Registrant, effective August 1, 2011.

99.1	Press release dated June 23, 2011 announcing that Denise M. Morrison has been elected President and Chief Executive Officer effective August 1, 2011.